Cmoproj
UBS		7:30:38 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

     Bond

Balance     Coupon     Delay     Factor          Index      Value

Reset

Multiplier     Cap

       4A5        16,390,000.00      5.00000     24        1.000000

-1.0000          -

    -

    -

     Floor     Current

Settle

Deal     WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

          -           5.0000

02/27/04

30 year       5.93       357.00

300.0PSA

102:09

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	600	750
101:25	4.799	4.692	4.639	4.639	4.595	4.508	4.430	4.321
101:26	4.796	4.687	4.633	4.633	4.588	4.500	4.421	4.310
101:27	4.792	4.682	4.627	4.627	4.581	4.492	4.412	4.299
101:28	4.788	4.677	4.621	4.621	4.575	4.484	4.402	4.288
101:29	4.784	4.671	4.615	4.615	4.568	4.476	4.393	4.278
101:30	4.781	4.666	4.609	4.609	4.561	4.468	4.384	4.267
101:31	4.777	4.661	4.603	4.603	4.555	4.461	4.375	4.257
102:00	4.773	4.656	4.597	4.597	4.548	4.453	4.366	4.246

102:01	4.770	4.650	4.591	4.591	4.541	4.445	4.357	4.235
102:02	4.766	4.645	4.585	4.585	4.535	4.437	4.348	4.225
102:03	4.762	4.640	4.579	4.579	4.528	4.429	4.339	4.214
102:04	4.759	4.635	4.573	4.573	4.521	4.421	4.330	4.203
102:05	4.755	4.630	4.567	4.567	4.515	4.413	4.321	4.193
102:06	4.751	4.624	4.561	4.561	4.508	4.405	4.312	4.182
102:07	4.748	4.619	4.555	4.555	4.501	4.397	4.303	4.171
102:08	4.744	4.614	4.549	4.549	4.495	4.389	4.294	4.161

102:09	4.740	4.609	4.543	4.543	4.488	4.381	4.285	4.150
102:10	4.737	4.603	4.537	4.537	4.481	4.374	4.276	4.140
102:11	4.733	4.598	4.531	4.531	4.475	4.366	4.267	4.129
102:12	4.729	4.593	4.525	4.525	4.468	4.358	4.258	4.118
102:13	4.726	4.588	4.519	4.519	4.462	4.350	4.249	4.108
102:14	4.722	4.583	4.513	4.513	4.455	4.342	4.240	4.097
102:15	4.718	4.577	4.507	4.507	4.448	4.334	4.231	4.087
102:16	4.715	4.572	4.501	4.501	4.442	4.326	4.222	4.076

102:17	4.711	4.567	4.495	4.495	4.435	4.318	4.213	4.065
102:18	4.707	4.562	4.489	4.489	4.428	4.310	4.204	4.055
102:19	4.704	4.556	4.483	4.483	4.422	4.303	4.195	4.044
102:20	4.700	4.551	4.477	4.477	4.415	4.295	4.186	4.034
102:21	4.696	4.546	4.471	4.471	4.409	4.287	4.177	4.023
102:22	4.693	4.541	4.465	4.465	4.402	4.279	4.168	4.013
102:23	4.689	4.536	4.459	4.459	4.395	4.271	4.159	4.002
102:24	4.685	4.530	4.453	4.453	4.389	4.263	4.150	3.991
Avg Life	10.980	7.051	5.990	5.990	5.319	4.371	3.764	3.155
Duration	8.296	5.830	5.079	5.079	4.585	3.856	3.371	2.868
First Pay	3/13	12/09	2/09	2/09	10/08	1/08	7/07	12/06
Last Pay	1/17	6/12	3/11	3/11	4/10	1/09	4/08	8/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.